TRANSACTIONS WITH RELATED PARTIES (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
TRANSACTIONS WITH RELATED PARTIES
NOTE 10 -	TRANSACTIONS WITH RELATED PARTIES

a.	Transactions with TAT Industries:

	Year ended December 31,
	2011	2010	2009

Management fees (1)	$50	$50	$50
Lease expenses (2)	$408	$371	$335

(1)
According to the agreement between TAT and TAT Industries, TAT Industries will pay the Company annual management fee in the amount of $50. In addition, the agreement states that in any case of selling or consuming of inventory items whose book value was fully depreciated on TAT Industries books, the Company will pay to TAT Industries half of the selling or consuming value. The management fees are recorded as a reduction of general and administration expenses.

(2)
During 2000, TAT entered into a lease agreement with TAT Industries, pursuant to which the Company leases from TAT Industries approximately 344,000 square feet, including 90,000 square feet of manufacturing, office and storage space, for a period of 24 years and eleven months for annual rental fee which is subject to revaluation every fifth year by a real estate appraiser, with an additional incremental payment of 2% per year.

In 2010, following a revaluation by a real estate appraiser, the rental fee was increased to $400 per year with an additional incremental payment of 2% per year. The rental fee will be revaluated again in 2015 (the "Next Revaluation"). The Company's Audit Committee has reapproved the said agreement until the Next Revaluation

b.	Balances with related parties:

	December 31,
	2011	2010
KMN Capital (USA) Inc. - current asset (1)	$94	$144
TAT Industries - current asset (2)	724	-
Total asset	$818	$144

TAT Industries - current liability (2)	$-	$(27)
Bental Non controlling interest - current liability	(85)	(62)
FAVS - current liability	(80)	(48)
Total liability	$(165)	$(137)

(1)	The outstanding amount paid by KMN Capital (USA) Inc. after December 31, 2011.

(2)
As of December 31, 2011 and March 31, 2012, TAT Industries owed the Company approximately $724 and $550, respectively. This debt results from certain expenses incurred by TAT Industries and born by the Company. The debt bears interest at the rate equal to the interest rate agreed between TAT Industries and its lending banks.

c.	Transactions with related parties:

	Year ended December 31,
	2011	2010	2009

Management fee to shareholders (see item e below)	$400	$400	$400

d.
Bental is engaged in various agreements with the Non controlling interest and other related parties for the rental, maintenance and other services provided to it, in connection with its plant and operations. Total amount paid by Bental for these services in 2011 and 2010 was $526 and $539, respectively.

e.
On December 13, 2011 TAT's Audit Committee and Board of Directors approved the extension of a management agreement with the controlling shareholder of the Company, Isal. According to the agreement, in return for the management services rendered by Isal to TAT, TAT will pay Isal an amount of $100 per quarter for the period commencing in November 2011. The agreement shall be in effect for additional period of three years. Each party may terminate the management agreement by providing a four-month advance notice. Total amount paid by TAT for the management services in 2011 and 2010 was $397 and $408, respectively. The Agreement is subject to the approval of the Company's stockholders.

f.
On August 13, 2009, TAT's Audit Committee and Board of Directors approved the appointment of Mr. Avi Ortal as CEO of TAT's subsidiary, Limco-Piedmont simultaneously with serving as CEO of KMN Capital (USA) Inc., Mr. Ortal relocated to the U.S. and devoted his time to serving as CEO of the said companies. Mr. Ortal received a salary of approximately $180 a year including a car and an insurance policy for his office as CEO of Limco-Piedmont. Furthermore, Mr. Ortal was entitled to a sum of approximately $180 for his office as CEO of KMN Capital (USA) Inc., Limco-Piedmont beared the actual overall employment costs of Mr. Ortal as CEO of Limco- Piedmont and as CEO of KMN Capital (USA) Inc., KMN Capital (USA) Inc., reimbursed Limco- Piedmont for 50% of said costs. In April 2011, Mr. Ortal advised TAT's Board of Directors of his intention to terminate his employment with Limco-Piedmont on July 31, 2011. On May 18, 2011, Mr. Ortal entered into a Consulting Agreement with TAT, effective for a period of eight months following the termination of his employment, to provide part-time consulting services to TAT with respect to its U.S. based subsidiaries.  Mr. Ortal will receive consulting fees of $20 per month for such services. A total of $180 was paid to Mr. Otral upon his termination of employment. As of December 31, 2011, no further obligations remain to be provided by the Company to Mr. Ortal.

g.
On June 14, 2010, TAT and Bental signed a management services agreement. TAT agreed to provide Bental with various services including investor relations, business development, marketing and advertising consulting, legal services and the appointing of TAT personnel in Bental board of directors. The agreement is effective as of January 1, 2010 and the annual management fees are in the amount of $120.

h.
In December 2009, Piedmont provided a guarantee for a period of one year (later renewed for an additional period) up to $ 7,000 in respect of FAvS' debt taken in connection with the acquisition of AeTR. On June 30, 2011 Piedmont agreed to extend its guarantee through June 30, 2013 and to continue to provide a letter of credit to secure such guarantee.  The amortization schedule for such debt was revised so that no amortization will occur until June 30, 2012.  Thereafter the debt will amortize at the rate of $200 per month. As of December 31, 2011, the guarantee amount is $5,800 (see also note 13 (e)).

i.
On September 7, 2011 TAT received a loan from Bental for the total amount of NIS 2.5 million (approximately $700), to be repaid in whole at the end of a 24 month period (the "Term"). The principle amount bears interest of Prime+1% payable on a quarterly basis and may be repaid at any time during the term upon TAT's discretion. Simultaneously with such loan, Bental received a loan from an Israeli bank for similar amount under similar terms and conditions.

j.	Resignation of CEO

On December 7, 2011, Mr. Shmuel Fledel, the Chief Executive Officer of the Company at the time, resigned from his position, effective at the end of his prior notice period in accordance with his employment agreement. Upon his resignation all stock options held by Mr. Shmuel Fledel were forfeited.

k.	Nomination of new CEO

On December 13, 2011, TAT's Audit Committee and Board of Directors approved the appointment of Mr. Itsik Maaravi as CEO of TAT, effective January 1st, 2012. Mr. Maaravi was the President of Piedmont, a position he has held since July 2011. From July 2009 through June 2011 Mr. Maaravi was Chief Marketing Officer for Piedmont as well as for Limco. The Company has entered into a new employment agreement with Mr. Maaravi pursuant to which he will be entitled to an annual salary of $250 thousands. Maaravi will be eligible to participate in a bonus plan if and when such a plan is adopted by the Company, and if such bonus plan is adopted, the maximum level according to the bonus plan for meeting target will not be less than 25% of his annual salary. He will also be eligible for a special bonus of $100,000 if in 2013 the Company has sales of at least $125,000 and EBITDA of at least 18%. The agreement has a term of three years subject to early termination upon any of the following: (a) TAT can terminate for cause (fraud, conviction, gross negligence, breach, etc.) immediately; (b) TAT can terminate without cause upon 90 days prior written notice; and (c) Maaravi can terminate upon 90 days prior written notice. The agreement also contains customary non-compete and non-solicitation provisions.